UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2024

GETTY IMAGES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41453	87-3764229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 5th Ave S. Suite 400 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GETY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The information set forth under Item 7.01 below is incorporated by reference into this Item 2.02.

Item 7.01. Regulation FD Disclosure.

On February 7, 2024, Getty Images Holdings, Inc. (“Holdings”) and its wholly owned subsidiary Getty Images, Inc. (“Getty Images” and, together with Holdings, “Getty” or the “Company” or “we” or “us” or “our”) launched a process to refinance Getty Images’ outstanding senior secured term loan facilities, scheduled to mature on February 19, 2026. As part of this effort, Getty Images will seek to amend its existing senior secured credit facilities to refinance its existing term loan facilities with the dollar equivalent of up to $1.4 billion of replacement term loan term facilities. The strategic refinancing is intended to optimize interest expense resulting in improved cash flow, improve key covenant terms, extend term loan maturities and fund the redemption of the Getty Images’ outstanding senior unsecured notes due March 1, 2027.

The Company expects to meet or exceed its financial guidance for the quarter and full year ended December 31, 2023. Additionally, we expect the Revenue ranges for the quarter and year ended December 31, 2023 to be as follows:

Fourth Quarter 2023

•	Revenue is expected to be in the range of $219 million to $229 million

Full Year 2023

•	Revenue is expected to be in the range of $910 million to $920 million

The Company also maintains a target Net Debt/Adjusted EBITDA range of 2.5x to 3.0x within 24 to 36 months.

The Company has presented in this report certain forward-looking information on Net Debt/Adjusted EBITDA, which is a non-GAAP financial measure. Management believes that Net Debt/Adjusted EBITDA is an important measure to monitor leverage and evaluate the balance sheet. The Company does not reconcile its forward-looking non-GAAP financial measures to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible is available to the Company without unreasonable efforts. The Company provides non-GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be materially different than the non-GAAP measures.

The preliminary estimated financial results presented above are based upon information available to the Company as of February 7, 2024, and have been prepared by and are the responsibility of management. Neither the Company’s independent registered public accounting firm nor any other independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary estimated financial results, nor have they expressed any opinion or any other form of assurance on the preliminary estimated financial results. These preliminary estimated financial results relating to the quarter and year ended December 31, 2023 are subject to adjustment as a result of the completion of the audit of the Company’s financial statements, and the Company’s actual results may differ materially from these estimated preliminary results.

Forward-Looking Statements

Certain statements included in this report that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of our management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control.

These forward-looking statements are subject to a number of risks and uncertainties, including: there is no guarantee that Company will be able to refinance its existing debt, on terms acceptable to the Company or at all; that the preliminary results for the fourth quarter and year ended December 31, 2023 are preliminary and subject to change pending the completion of the Company’s quarterly and year ended closing process and review; our inability to continue to license third-party content and offer relevant quality and diversity of content to satisfy customer needs; our ability to attract new customers and retain and motivate an increase in spending by its existing customers; the user experience of our customers on our websites; the extent to which we are able to maintain and expand the breadth and quality of our content library through content licensed from third-party suppliers, content acquisitions and imagery captured by its staff of in-house photographers; the mix of and basis upon which we license our content, including the price-points at, and the license models and purchase options through, which we license our content; the risk that we operate in a highly competitive market; the risk that we are unable to successfully execute our business strategy or effectively manage costs; our inability to effectively manage our growth; our inability to maintain an effective system of internal controls and financial reporting; the risk that we may lose the right to use “Getty Images” trademarks; our inability to evaluate our future prospects and challenges due to evolving markets and customers’ industries; the legal, social and ethical issues relating to the use of new and evolving technologies, such as Artificial Intelligence (“AI”); the risk that our operations in and continued expansion into international markets bring additional business, political, regulatory, operational, financial and economic risks; our inability to adequately adapt our technology systems to ingest and deliver sufficient new content; the risk of technological interruptions or cybersecurity vulnerabilities; the risk that any prolonged strike by, or lockout of, one or more of the unions that provide personnel essential to the production of films or television programs, such as the 2023 strikes by the writers’ union and the actors' unions, could further impact our entertainment business; the inability to expand our operations into new products, services and technologies and to increase customer and supplier awareness of new and emerging products and services, including with respect to our AI initiatives; the loss of and inability to attract and retain key personnel that could negatively impact our business growth; the inability to protect the proprietary information of customers and networks against security breaches and protect and enforce intellectual property rights; our reliance on third parties; the risks related to our use of independent contractors; the risk that an increase in government regulation of the industries and markets in which we operate could negatively impact our business; the impact of worldwide and regional political, military or economic conditions, including declines in foreign currencies in relation to the value of the U.S. dollar, hyperinflation, higher interest rates, devaluation the impact of recent bank failures on the marketplace and the ability to access credit and significant political or civil disturbances in international markets where we conduct business; the risk that claims, judgements, lawsuits and other proceedings that have been, or may be, instituted against us or our predecessors could adversely affect our business; the inability to maintain the listing of our Class A common stock on the New York Stock Exchange; volatility in our stock price and in the liquidity of the trading market for our Class A common stock; the lingering effects of the COVID-19 pandemic; changes in applicable laws or regulations; the risks associated with evolving corporate governance and public disclosure requirements; the risk of greater than anticipated tax liabilities; the risks associated with the storage and use of personally identifiable information; earnings-related risks such as those associated with late payments, goodwill or other intangible assets; our ability to obtain additional capital on commercially reasonable terms; the risks associated with being an “emerging growth company” and “smaller reporting company” within the meaning of the U. S. securities laws; risks associated with our reliance on information technology in critical areas of our operations; our inability to pay dividends for the foreseeable future; the risks associated with additional issuances of Class A common stock without stockholder approval; costs related to operating as a public company; and those factors discussed under the heading “Item 1.A. Risk Factors” of our most recently filed Annual Report on Form 10-K. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this report are more fully described under the heading “Item 1.A. Risk Factors” in our most recently filed Annual Report on Form 10-K and in our other filings with the SEC. The risks described under the heading “Item 1.A. Risk Factors” in our most recently filed Annual Report on Form 10-K are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, the statements of belief and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us, as applicable, as of the date of this report, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements.

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The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2024

GETTY IMAGES HOLDINGS, INC.

By:	/s/ Kjelti Kellough
Name:	Kjelti Kellough
Title:	Senior Vice President, General Counsel, and Corporate Secretary